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                                                                   EXHIBIT 10.17

                                    THE BANK
                           LOAN MODIFICATION AGREEMENT
                              K-Tron America, Inc.
                                  P.O. Box 888
                             Pitman, NJ 08071-0888

Date: December 31, 2003                           Account #: 6039359-6600
Original Amount: $5,000,000.00                    Present Balance: $1,834,500.00

WHEREAS, the undersigned borrower executed the note referred to above on JUNE 27, 1998 And,

WHEREAS, loan documents as applicable, executed by the borrowers allows for a modification of interest rate, due date or other terms or conditions without affecting the priority of The Bank's lien.

NOW, therefore, in consideration of a modification fee of $0.00, the above referenced note is modified as follows:

COMMITMENT            The total commitment on the line of credit is hereby
                      increased from $4,000,000.00 to $5,000,000.00 effective
                      December 31, 2003.

All other terms and conditions of the original note, commitment letter and any security thereto attached is fully incorporated herein and fully ratified except as specifically modified by this modification agreement.

THE BANK                                             K-TRON AMERICA, INC.

BY: /s/ David J. Hanrahan         2/10/04     /s/ Patricia M. Moore     2/5/04
   ----------------------------   -------     -----------------------   ------
   DAVID J. HANRAHAN, SR.          DATE       PATRICIA M. MOORE          DATE
   EXECUTIVE VICE PRESIDENT                   VP/FINANCE

                                              /s/ Mary E. Vaccara       2/5/04
                                              ------------------------  ------
                                              MARY E. VACCARA SECRETARY  DATE